As filed with the Securities and Exchange Commission on _________, 2003
                                                  Registration No. 333-_________

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          POST-EFFECTIVE AMENDMENT NO.1
                                   ON FORM S-8
                            TO REGISTRATION STATEMENT
                            ON FORM F-4 (333-102027)
                                      Under
                           The Securities Act of 1933

                                HSBC Holdings plc
             (Exact name of registrant as specified in its charter)

     England and Wales                               98-0209906
  (State or other jurisdiction            (IRS Employer Identification No.)
of incorporation or organization)

                                 8 CANADA SQUARE
                             LONDON E14 5HQ, ENGLAND
               (Address of principal executive offices) (Zip Code)

              1984 Long-Term Executive Incentive Compensation Plan
              1996 Long-Term Executive Incentive Compensation Plan
           Beneficial Corporation 1990 Non-Qualified Stock Option Plan
                       BenShares Equity Participation Plan
                         Renaissance 1997 Incentive Plan
                            (Full title of the Plans)


                             PHILIP S. TOOHEY, ESQ.
                                  HSBC BANK USA
                                 ONE HSBC CENTER
                             BUFFALO, NEW YORK 14203
                     (Name and address of agent for service)
                                 (716) 841-2473
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

===================================================================================================================================

                                                                           Proposed           Proposed
                      Title of                                              Maximum            Maximum
                     Securities                          Amount            Offering           Aggregate          Amount of
                       to be                              to be              Price            Offering         Registration
                     Registered                      Registered (1)      per Share (2)        Price (2)           Fee (2)
                     ----------                      --------------      -------------        ---------           -------
                                                                              ($)                                  ($)
                                                                              ---                                  ---
Ordinary Shares, nominal value U.S.$.50 each,
to be issued under the following plans (3):

1984 Long-Term Executive Incentive Compensation        8,249,286             N/A                N/A                N/A
Plan

1996 Long-Term Executive Incentive Compensation      19,966,559             N/A                N/A                N/A
Plan

Beneficial Corporation 1990 Non-Qualified Stock       1,588,383             N/A                N/A                N/A
Option Plan

BenShares Equity Participation Plan                    122,497              N/A                N/A                N/A

Renaissance 1997 Incentive Plan                         17,594               N/A                N/A                N/A

TOTAL:                                                29,944,319




(1) This Registration Statement shall also cover any additional shares of Registrant's Ordinary Shares which become issuable under each of the plans listed in the table above (the "Plans") by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding Ordinary Shares. The options outstanding under the Plans are being assumed by the Registrant pursuant to an Agreement and Plan of Merger among the Registrant, Household International, Inc. and H2 Acquisition Corporation, dated as of November 14, 2002 (the "Merger Agreement"). These shares were initially registered on the Registration Statement on Form F-4 (333-102027), as amended ("Form F-4").

(2) A registration fee was previously paid in connection with the initial registration of these shares on the Form F-4. Accordingly, in accordance with Rule 457(b), no additional registration fee is required.

(3) American Depositary Shares ("ADSs") evidenced by American Depositary Receipts issuable upon deposit of the ordinary shares have been registered under a separate registration statement on Form F-6. Each ADS is issued in respect of five (5) ordinary shares.

                                     PART II

               Information Required in the Registration Statement

Item 3.  Incorporation of Documents by Reference

HSBC Holdings plc (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

          (a) The Registrant's Annual Report on Form 20-F for the fiscal year ended December 31, 2002 filed with the Commission on March 6, 2003, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act");

          (b) The Registrant's Current Reports on Form 6-K filed with the Commission on March 7, 2003, March 10, 2003, March 12, 2003, March 18, 2003, March 26, 2003, March 27, 2003 and March 28,
               2003;

          (c) The descriptions of the Shares and ADSs contained under the headings "Description of HSBC Ordinary Shares" and "Description of HSBC American Depositary Shares" in Amendment No. 4 to the Registrant's Registration Statement on Form F-4, filed with Commission on February 25, 2003, pursuant to the Securities Act of 1933, as amended (the "F-4 Registration Statement"); and

          (d) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act, since the end of the fiscal year covered by registration document referred to in (a) above.

               All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities

Not Applicable.

Item 5.  Interests of Named Experts and Counsel

Not Applicable.

Item 6.  Indemnification of Directors and Officers

English law does not permit a company to indemnify (1) a director or officer of the company, or (2) any person employed by the company as an auditor against any liability arising from negligence, default, breach of duty or breach of trust against the company. However, indemnification is allowed for liabilities incurred in proceedings in which (1) judgment is entered in favor of the director or officer or the director or officer is acquitted, or (2) the director or officer is held liable, but the court finds that he acted honestly and reasonably and that relief should be granted. The Registrant's Memorandum and Articles of Association provide for indemnification of its directors and officers. The Companies Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability arising from negligence, default, breach of duty or breach of trust against the company. The Registrant maintains directors' and officers' insurance.

Under the Merger Agreement, the Registrant has also agreed that Household will continue to be obligated to indemnify and will continue to maintain directors' and officers' liability insurance covering the officers and directors of Household relating to events occurring before completion of the merger.

Item 7.  Exemption from Registration Claimed

                  Not Applicable.

Item 8.  Exhibits

Exhibit Number:       Exhibit:

4.1 Memorandum and Articles of Association of HSBC Holdings plc (incorporated by reference to Exhibit 3 of the Registrant's Form F-3/A (No. 333-92024))

4.2 Registrant's Amendment No. 4 to Form F-4 Registration Statement (333-102027), filed with the Commission on February 25, 2003, as amended (the "Form F-4") (and incorporated herein by reference)

4.3 Form of Deposit Agreement among HSBC, the Bank of New York, as depositary, and holders and beneficial owners from time to time of ADRs issued thereunder, including the form of ADR (incorporated herein by reference to Exhibit 1 to HSBC's Post-Effective Amendment No. 1 to the Registration Statement on Form F-6 (No. 333-103419))

4.4                   1984 Long-Term Executive Incentive Compensation Plan

4.5                   1996 Long-Term Executive Incentive Compensation Plan

4.6                   Beneficial Corporation 1990 Non-Qualified Stock Option
                      Plan

4.7                   BenShares Equity Participation Plan

4.8                   Renaissance 1997 Incentive Plan

5.1                   Opinion of Counsel
                      (Incorporated herein by reference to the Form F-4)

23.1                  Consent of KPMG Audit Plc, Independent Auditors

23.2                  Consent of Counsel in Exhibit 5.1

24.1                  Power of Attorney


Item 9.  Undertakings

A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, HSBC Holdings plc has duly caused this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form F-4 (333-102027) to be signed on its behalf by the undersigned thereunto duly authorized, in London, England,
on                                       , 2003.


                                              HSBC HOLDINGS PLC



                                              By:  /s/ Ralph G Barber
                                                   ----------------------
                                                    Name: Ralph G Barber
                                                     Title: Secretary

         Know all persons by these presents that each officer or director whose signature appears below constitutes and appoints each of the directors named below and the secretary named above, jointly and severally, his or her true and lawful attorneys-in-fact and agents with full and several power of substitution, for and in his or her name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, and supplements to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intends and purposes as they or he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form F-4 (333-102027) has been signed by the following persons in the capacities indicated on ______, 2003.



                                              By:    /s/ Sir John Bond
                                                     ---------------------------
                                              Name:  Sir John Bond
                                              Title: Group Chairman and Director



                                              By:    /s/ The Baroness Dunn
                                                     ---------------------------
                                              Name:  The Baroness Dunn, DBE
                                              Title: Deputy Chairman and senior
                                                     non-executive Director

                                              By:    /s/ Sir Brian Moffat
                                                     ---------------------------
                                              Name:  Sir Brian Moffat, OBE
                                              Title: Deputy Chairman and senior
                                                     independent non-executive
                                                     Director



                                              By:    /s/ Sir Keith Whitson
                                                     ---------------------------
                                              Name:  Sir Keith Whitson
                                              Title: Group Chief Executive and
                                                     Director



                                              By:    /s/ D J Flint
                                                     ---------------------------
                                              Name:  D J Flint
                                              Title: Group Finance Director and
                                                     Director



                                              By:
                                                     ---------------------------
                                              Name:  The Lord Butler, GCB, CVO
                                              Title: Director



                                              By:    /s/ R K F Ch'ien
                                                     ---------------------------
                                              Name:  R K F Ch'ien, CBE
                                              Title: Director



                                              By:
                                                     ---------------------------
                                              Name:  C F W de Croisset
                                              Title: Director



                                              By:    /s/ W R P Dalton
                                                     ---------------------------
                                              Name:  W R P Dalton
                                              Title: Director



                                              By:    /s/ D G Eldon
                                                     ---------------------------
                                              Name:  D G Eldon
                                              Title: Director

                                              By:    /s/ W K L Fung
                                                     ---------------------------
                                              Name:  W K L Fung, OBE
                                              Title: Director



                                              By:    /s/ S K Green
                                                     ---------------------------
                                              Name:  S K Green
                                              Title: Director



                                              By:    /s/ S Hintze
                                                     ---------------------------
                                              Name:  S Hintze
                                              Title: Director



                                              By:    /s/ A W Jebson
                                                     ---------------------------
                                              Name:  A W Jebson
                                              Title: Director



                                              By:    /s/ Sir John Kemp-Welch
                                                     ---------------------------
                                              Name:  Sir John Kemp-Welch
                                              Title: Director



                                              By:
                                                     ---------------------------
                                              Name:  The Lord Marshall
                                              Title: Director



                                              By:
                                                     ---------------------------
                                              Name:  Sir Mark Moody-Stuart, KCMG
                                              Title: Director



                                              By:
                                                     ---------------------------
                                              Name:  S W Newton
                                              Title: Director

                                              By:    /s/ H Sohmen
                                                     ---------------------------
                                              Name:  H Sohmen, OBE
                                              Title: Director



                                              By:
                                                     ---------------------------
                                              Name:  C Taylor
                                              Title: Director



                                              By:
                                                     ---------------------------
                                              Name:  Sir Brian Williamson, CBE
                                              Title: Director

                                  EXHIBIT INDEX

Exhibit Number:       Exhibit:


4.1 Memorandum and Articles of Association of HSBC Holdings plc (incorporated by reference to Exhibit 3 of the Registrant's Form F-3/A (No. 333-92024))

4.2 Registrant's Amendment No. 4 to Form F-4 Registration Statement (333-102027), filed with the Commission on February 25, 2003, as amended (the "Form F-4") (and incorporated herein by reference)

4.3 Form of Deposit Agreement among HSBC, the Bank of New York, as depositary, and holders and beneficial owners from time to time of ADRs issued thereunder, including the form of ADR (incorporated herein by reference to Exhibit 1 to HSBC's Post-Effective Amendment No. 1 to the Registration Statement on Form F-6 (No. 333-103419))

4.4                   1984 Long-Term Executive Incentive Compensation Plan

4.5                   1996 Long-Term Executive Incentive Compensation Plan

4.6                   Beneficial Corporation 1990 Non-Qualified Stock Option
                      Plan

4.7                   BenShares Equity Participation Plan

4.8                   Renaissance 1997 Incentive Plan

5.1                   Opinion of Counsel
                      (Incorporated herein by reference to the Form F-4)

23.1                  Consent of KPMG Audit Plc, Independent Auditors

23.2                  Consent of Counsel in Exhibit 5.1

24.1                  Power of Attorney